UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-05276_

Value Line Funds Variable Trust

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2021

Date of reporting period: June 30, 2021

Item I.     Reports to Stockholders.

(a)	A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/21 is included with this Form.

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Semi-Annual Report
To Contractowners

Stephen E. Grant,
Portfolio Manager
Liane Rosenberg,
Portfolio Manager
Jeffrey D. Geffen,
Portfolio Manager
Objective:
High total investment
return consistent with
reasonable risk
Inception Date:
October 1, 1987
Net Assets at
June 30, 2021:
$262,687,491
Portfolio
Composition at
June 30, 2021:
(Percentage of Total
Net Assets)
An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
On behalf of all of us here at Value Line Funds, I hope this semi-annual report finds you and your family safe and well.
As we continue through these challenging times, know that our long-term commitment to you, our Fund shareholders, remains unchanged. As such, we are pleased to present you with this semi-annual report for Value Line Strategic Asset Management Trust (the “Fund”), a series of Value Line Funds Variable Trust, for the six months ended June 30, 2021.
During the six months ended June 30, 2021, the Fund posted absolute gains but underperformed the return of its blended benchmark index on a relative basis. Still, the Fund outpaced the category average return of its peers for the three-, five- and ten-year periods ended June 30, 2021 (US Insurance allocation — 70% to 85% equity category), as measured by Morningstar.1 Indeed, as measured by Morningstar, the Fund placed in the top 9% of its peer category for each of these time periods.2
On the following pages, the Fund’s portfolio managers discuss the management of the Fund during the semi-annual period. The discussion highlights key factors influencing recent performance of the Fund. You will also find a Schedule of Investments and financial statements for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended June 30, 2021, especially given the newsworthy events of the semi-annual period.
Economic Review
During the six months ended June 30, 2021, the U.S. economy increasingly opened up as just under half of Americans became fully vaccinated for COVID-19. Pandemic-driven lockdowns virtually ended. U.S. Gross Domestic Product (GDP) grew at an annualized rate of 6.4% in the first quarter of 2021, the second-largest quarterly gain since 2003, following an annualized growth rate of 4.3% in the last quarter of 2020. GDP forecasts for the second quarter of 2021 were also strong.
Jobs increased at a healthy pace through most of the semi-annual period. Non-farm payroll jobs began the calendar year with a monthly gain of 233,000 jobs. Progress was rather steadily higher, and by the end of June 2021, non-farm payroll jobs had increased to a monthly gain of 833,000. In turn, jobless claims and the unemployment rate declined. Jobless claims totaled 904,000 in early January 2021 and were down to 364,000 at the end of June. The U.S. unemployment rate went from 6.7% at the start of the calendar year to 5.9% at the end of the semi-annual period. In turn, consumer spending rose, home sales skyrocketed and travelers began returning to the skies.
Manufacturing was also robust, reaching heights not seen in decades. The Institute for Supply Management (ISM) Manufacturing Survey soared to 64.7 in March 2021, the highest reading since 1983, before declining slightly to 60.6 in June 2021, still well above the level widely considered to be a sign of expansion. Additionally, manufacturers could not produce enough to meet the pent-up demand as individuals released from lockdowns spent more than was widely anticipated. Major shortages were seen in semiconductor chips, commodities and a variety of goods, including lumber and automobiles, causing customers to wait long times for

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Semi-Annual Report
To Contractowners

deliveries. Services, the largest sector of the U.S. economy, which had been especially hard hit by the COVID-19 pandemic, also began to recover during the semi-annual period, as more people became more comfortable going to restaurants, movies and retail stores. The ISM Services Index registered 57.2 at the end of 2020 and reached a historic peak of 64.0 in May 2021 before slipping to 60.1 in June.
Perhaps the major concern for the economy during the semi-annual period was a significant increase in inflationary pressures, a consequence of the strong economic recovery. The core Consumer Price Index, which excludes food and energy, rose 1.6% on a year over year basis in December 2020 but then reached an annualized growth rate of 4.5% in June 2021, the largest 12-month increase since the period ending November 1991. The energy index rose 24.5% over the 12 months ending June 2021, and the food index increased 2.4%. Over the 12 months ending June 2021, the broader all items Consumer Price Index increased 5.4%, the largest 12-month increase since a 5.4% increase for the period ending August 2008.
U.S. Treasury yields rose, and some economists criticized the U.S. Federal Reserve (the Fed) for maintaining monetary policy accommodation rather than increasing its near-zero short-term interest rates in an effort to counteract increasing inflation. However, Fed policymakers made it clear they believe the increased inflation is “transitory” due to the unusual pent-up demand from the COVID-19 pandemic, causing shortages and lifting prices. Fed policymakers also indicated they believe such inflation rates will be short-lived and will come down to the moderate level of 2% they seek as an average. At the same time, however, due to the unease and uncertainty around inflation, the Fed stated it was prepared to fight any inflation that persisted, signaling it would raise interest rates in 2023, one year earlier than investors and economists had expected. This Fed commentary stabilized U.S. Treasury yields and even caused a rally in prices, particularly in longer maturity bonds, which are most sensitive to inflation.
Outside of the U.S., economic recovery during the semi-annual period was more uneven. China’s economy grew robustly in the first quarter of 2021 before decelerating significantly in the second quarter. Due to a lack of COVID-19 vaccines, Europe struggled early, but its economy subsequently improved due to targeted lockdowns and an increase in available vaccinations. India was not so fortunate, as it suffered severe outbreaks of COVID-19. Brazil and other parts of South America continued to have high levels of cases as well. Japan, due to a shortage of vaccines and a low percentage of its population that has been vaccinated, instituted a lockdown to counteract its spiraling cases of the pandemic. In short, the global economy was not yet growing on all cylinders at the end of the semi-annual period as much of the world still struggled with COVID-19 and its variants.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, returned 15.25% during the six months ended June 30, 2021, its second-best first half calendar year since 1998, behind only 2019.
After a decline in January 2021 on increased COVID-19 cases and fears around new variants, the U.S. equity market was well supported through most of the semi-annual period by a combination of strong economic growth, robust corporate earnings, a gradual rollback of COVID-19 lockdowns and restrictions, an accelerated COVID-19 vaccine rollout, passage of a $1.9 trillion sweeping fiscal stimulus package in March and investor confidence the Fed would maintain its highly accommodative monetary policy for an extended period. Concerns about rising inflationary pressures led to a brief stretch of volatility mid-way through the second calendar quarter, though U.S. equities resumed their climb in early June when new jobless claims data showed a decline for the sixth consecutive week. All told, the S&P 500® Index finished June at a then-all-time high.
Value stocks significantly outperformed growth stocks across the capitalization spectrum of the U.S. equity market for the semi-annual period ended June 30, 2021, though a rotation toward growth-oriented stocks began in mid-May. Within the U.S. equity markets, small-cap stocks performed best, followed closely by mid-cap stocks and then large-cap stocks. (All as measured by the FTSE Russell indices.3)
In the S&P 500® Index, all 11 sectors generated positive absolute total returns during the semi-annual period. Energy, real estate and financials were the best relative performers. Conversely, utilities, consumer staples and consumer discretionary were the weakest performing sectors in the S&P 500® Index during the semi-annual period.
The U.S. equity markets outperformed the international equity markets during the semi-annual period. Developed and emerging market equities, as measured by the MSCI EAFE Index3 and MSCI Emerging Markets Index3, respectively, posted semi-annual returns of 8.83% and 7.45%, respectively. International equity markets, similarly to the U.S. equity market, were bolstered by an accelerating global rollout of COVID-19 vaccines, a favorable outlook for global economic

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Semi-Annual Report
To Contractowners

growth and substantial support from governments and central banks. Also as in the U.S., several of the largest international markets, including the U.K. and Germany, were facing rising inflation, but their central bankers were similarly remaining patient with accommodative short-term policy rates. Chinese equities eked out only a modest gain for the semi-annual period, pressured by uncertain policies and external decisions as relating to its technology firms and after G7 leaders called for Hong Kong to keep a high degree of autonomy.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg Barclays US Aggregate Bond Index4, posted a return of -1.60% during the semi-annual period, significantly underperforming the broad U.S. equity market. Bond prices fell and yields rose across most of the yield curve, or spectrum of maturities, during the semi-annual period. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decrease and vice versa.)
U.S. Treasuries registered their worst quarterly return since 1980 in the first quarter of 2021, driven by COVID-19 vaccine rollout progress, unprecedented fiscal stimulus and the Fed’s commitment to not preemptively hike interest rates in response to any transitory rise in inflation during the economic rebound. The markets’ adjusted expectations for U.S. economic growth, inflation and monetary policy translated into a rapid steepening5 of the U.S. Treasury yield curve, which spilled into other major markets. U.S. Treasuries then posted a modestly positive return in the second calendar quarter, and the U.S. Treasury yield curve flattened, with yields beyond a three-year maturity falling and shorter-term rates generally rising. The Fed made no changes to its near-zero targeted federal funds rate during the semi-annual period.
For the semi-annual period overall, the yield on the three-month U.S. Treasury bill fell approximately four basis points, while the yield on the two-year U.S. Treasury note increased approximately 12 basis points, and the yield on the five-year U.S. Treasury note rose approximately 51 basis points. (A basis point is 1/100th of a percentage point.) The yield on the bellwether 10-year U.S. Treasury note increased approximately 52 basis points, and the yield on the 30-year U.S. Treasury bond rose approximately 41 basis points during the semi-annual period. As yields on shorter-term maturities fell slightly and yields on maturities of two years and longer rose in response to rising inflationary pressures and strong economic growth, the yield curve steepened, with the closely-watched spread, or yield differential, between two-year and 10-year maturities widening during the semi-annual period.
Long-dated U.S. Treasuries posted the weakest total returns during the semi-annual period, as investors sought yield in lower quality, higher-risk assets. For similar reasons, investment grade corporate bonds and securitized assets, including mortgage-backed securities, also posted negative absolute returns during the semi-annual period, but each sector still outperformed U.S. Treasuries. Sovereign emerging markets debt also posted negative absolute returns for the semi-annual period but outperformed U.S. Treasuries. Treasury inflation protected securities, however, generated positive absolute returns, outperforming nominal, or non-inflation-linked, U.S. Treasuries overall as well as the Bloomberg Barclays US Aggregate Bond Index, given the strong rise in inflationary pressures. The high yield municipal bond, high yield corporate bond and leveraged loan sectors performed best during the semi-annual period.
* * *
Of course, moving forward, we continue to monitor the latest updates related to COVID-19. Just as we remain focused on long-term, strategic investing through all market conditions, we encourage you to do so as well.
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950 — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
To stay current with timely commentary and investment insights and/or if you would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Semi-Annual Report
To Contractowners

Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
You may obtain free copies of the Fund’s prospectus, Statement of Additional Information or its annual or semi-annual shareholder reports or make shareholder inquiries by contacting your sponsoring insurance company or online at www.vlfunds.com/literature/order-literature. By phone: 1-800-243-2729.
The Value Line Funds are distributed by EULAV Securities LLC.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

Ranked by Morningstar in the 92nd percentile for one-year (131 funds), 3rd percentile for three-year (126 funds), 9th percentile for five-year (113 funds) and 1st percentile for 10-year (89 funds) periods ended June 30, 2021. All in the Morningstar US Insurance allocation 70% to 85% equity category.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 27 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The FTSE Russell indices are a broad range of U.S. indices that allow investors to track current and historical market performance by specific size, investment style and other market characteristics. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

4
The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

5
A steepening yield curve is one in which longer-term yields are increasingly higher than shorter-term yields. A flattening yield curve is one in which the differential between yields on shorter-term and longer-term maturities narrows.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Semi-Annual Report
To Contractowners

PORTFOLIO MANAGEMENT COMMENTARY (Unaudited)
VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST
INVESTMENT OBJECTIVE
The Fund’s investment objective is to achieve a high total investment return, consistent with reasonable risk.
Manager Discussion of Fund Performance
Below, Value Line Strategic Asset Management Trust portfolio managers Stephen E. Grant, Jeffrey D. Geffen and Liane Rosenberg discuss the Fund’s performance and positioning for the six months ended June 30, 2021.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 5.89% during the six months ended June 30, 2021. This compares to the 8.51% return of the Fund’s blended benchmark, composed 60% of the S&P 500® Index and 40% of the Bloomberg Barclays US Aggregate Bond Index (the Bloomberg Barclays Index), during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund posted solid absolute gains but underperformed its blended benchmark during the six-month reporting period. The equity portion of the Fund underperformed the 15.25% return of the S&P 500® Index, while the fixed income portion of the Fund posted negative absolute returns that closely matched the -1.60% return of the Bloomberg Barclays Index on a relative basis. Further, during the semi-annual period, value-oriented stocks outpaced growth-oriented stocks by a substantial margin. This style preference by investors at large proved a detractor for the equity portion of the Fund, which emphasizes growth over value. It was also a period during which investors favored lower quality, more speculative stocks. As the equity portion of the Fund invests in higher quality, less volatile stocks, this trend further dampened its relative results.
Asset allocation contributed positively to relative results. The Fund was overweighted in stocks and underweighted in fixed income during a semi-annual period when the S&P 500® Index significantly outpaced the Bloomberg Barclays Index.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund was hurt primarily by stock selection and, to a lesser extent, by sector allocation decisions overall. Detracting most was weak stock selection in the information technology, industrials, financials and consumer discretionary sectors. Only partially offsetting these detractors was stock selection in the health care sector, which contributed positively.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the equity portion of the Fund was hurt most by positions in pest control services provider Rollins, software and technology services firm ANSYS and water, hygiene and infection prevention solutions provider Ecolab. Each of these companies experienced a share price decline during the semi-annual period because of weaker than expected operating performance.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the equity portion of the Fund’s results was veterinary testing applications-focused medical equipment provider IDEXX Laboratories, whose shares enjoyed a robust double-digit gain during the semi-annual period benefiting from stronger than expected operating performance. Further, the equity portion of the Fund benefited from not owning two information technology giants — Apple and Amazon.com, which each generated a positive absolute return but significantly lagged the S&P 500® Index during the semi-annual period.
Did the equity portion of the Fund make any significant purchases or sales?
During the semi-annual period, we initiated new positions in the equity portion of the Fund in software and technology services firms Intuit and ServiceNow. In our view, each of these companies has demonstrated consistently attractive long-term growth in both earnings and stock price.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Semi-Annual Report
To Contractowners

Among those positions eliminated from the equity portion of the Fund during the semi-annual period were AMETEK, a global manufacturer of electronic instruments and electromechanical devices; IDEX, a designer and manufacturer of pump and dispensing equipment and other engineered products; and Ball, a metal packaging provider. Each of these companies appeared to us to no longer be on the consistent long-term growth track we seek.
Were there any notable changes in the equity portion of the Fund’s weightings during the six-month period?
During the six-month period ended June 30, 2021, the equity portion of the Fund shifted from an overweight to an underweight allocation to real estate relative to the S&P 500® Index. The equity portion of the Fund also moved during the semi-annual period from an underweight to an overweight exposure to the information technology sector relative to the S&P 500® Index.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of June 2021?
As of June 30, 2021, the equity portion of the Fund was overweighted relative to the S&P 500® Index in the industrials, health care, materials and information technology sectors. The equity portion of the Fund was underweighted relative to the S&P 500® Index in the financials, consumer staples, consumer discretionary, utilities and real estate sectors on the same date. The equity portion of the Fund had no allocation at all to the energy and communication services sectors on June 30, 2021.
What was the duration strategy of the fixed income portion of the Fund?
Duration positioning in the fixed income portion of the Fund contributed positively to its relative performance, as the fixed income portion of the Fund generally held a duration stance shorter than that of the Bloomberg Barclays Index during the semi-annual period based on our expectations for higher interest rates. As rates did rise across most of the yield curve during the semi-annual period in response to rising inflationary pressures and strong economic growth, the fixed income portion of the Fund’s short duration positioning added value. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
However, yield curve positioning overall detracted from the fixed income portion of the Fund’s relative performance during the semi-annual period. The fixed income portion of the Fund was positioned with an emphasis on the intermediate segment of the yield curve, and it would have proved more beneficial had the Fund held more of a barbell positioning along the U.S. Treasury yield curve, with greater weightings in short-term and long-term maturities.
Which fixed income market segments most significantly affected Fund performance?
Issue selection within corporate credit helped most. Within the investment grade corporate bond sector, a focus on bonds rated BBB contributed most positively, as lower quality, more “risk on” credits outperformed higher quality credits during the semi-annual period on investor demand for yield. For similar reasons, the fixed income portion of the Fund’s exposure, albeit modest, to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index but which performed strongly during the semi-annual period, added value. Having an overweighted allocation to the investment grade and high yield corporate bond sectors, which each outperformed the Bloomberg Barclays Index during the semi-annual period, and having an underweighted allocation to U.S. Treasuries, which underperformed the Bloomberg Barclays Index during the semi-annual period, further boosted the fixed income portion of the Fund’s relative results.
Conversely, positioning within the securitized sector, especially an overweight to commercial mortgage-backed securities, which underperformed the Bloomberg Barclays Index during the semi-annual period, detracted. Also, issue selection among U.S. Treasuries hurt, as the fixed income portion of the Fund had an emphasis on securities with intermediate maturities, which lagged shorter- and longer-term maturities.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the six-month period?
During the semi-annual period, we slightly increased the fixed income portion of the Fund’s “risk on” bias. More specifically, we increased its corporate credit holdings based on our expectations for stronger economic growth both domestically and globally as the COVID-19 vaccine rollout took hold, and we modestly reduced its allocation to U.S. Treasuries. While we maintained a duration in the fixed income portion of the Fund shorter than that of the Bloomberg Barclays Index, we moved it closer to a neutral position toward the end of the semi-annual period, as we recognized there may be a brief span of weaker economic growth as supply chains, disrupted by the effects of the COVID-19 pandemic,

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Semi-Annual Report
To Contractowners

normalize. Also, as the U.S. Treasury yield curve steepened during the semi-annual period, we reduced exposure to the short-term end of the maturity spectrum, i.e. securities with maturities of less than three years, and increased exposure to securities with maturities of five years and longer as we sought to take advantage of their more attractive rates.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of June 2021?
At the end of June 2021, the fixed income portion of the Fund remained overweight relative to the Bloomberg Barclays Index in investment grade corporate bonds and remained underweight relative to the Bloomberg Barclays Index in U.S. Treasuries. The fixed income portion of the Fund had a moderate underweight exposure to the securitized sector overall, but within the sector, the Fund was underweight highly-rated mortgage-backed securities and was overweight high quality asset-backed securities and more “risk-on” commercial mortgage-backed securities. The Fund maintained exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index.
How did the Fund’s overall asset allocation shift from beginning to end of the reporting period?
In allocating assets, we are guided by Value Line’s proprietary asset allocation model. At December 31, 2020, the Fund had weightings of approximately 73% in stocks, 23% in fixed income and 4% in cash equivalents. Allocations remained in a narrow range during the semi-annual period, such that the Fund ended June 2021 with weightings of approximately 73% in stocks, 24% in fixed income and 3% in cash equivalents. At the end of the semi-annual period, Value Line’s asset allocation model remained positive on stocks, based on proprietary financial and economic variables.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, in the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the equity portion of the Fund’s investments are likely to provide superior returns to our shareholders over the long term. In the fixed income portion of the Fund, we intend to continue diligently monitoring any shifts in the Fed’s outlook and any sustained rise in the COVID-19 infection rate, as the former could prompt an acceleration in its plan to start tapering bond purchases and the latter could have negative repercussions on economic growth.
At the end of the semi-annual period, our asset allocation model remained positive on the stock market. However, we continue to monitor market conditions for any factors that might drive a shift in the Fund’s balance between equities and fixed income going forward.

*
“Risk on,” or its opposite “risk off,” is an investment setting in which price behavior responds to and is driven by changes in investor risk tolerance. Risk on and risk off refer to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, the risk on/risk off theory states that investors tend to engage in higher risk investments. When risk is perceived to be high, investors have the tendency to gravitate toward lower risk investments.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Semi-Annual Report
To Contractowners

Ten Largest Holdings (Unaudited)*
Issue	Shares	Value	Percentage of Net Assets
Danaher Corp.	43,200	$11,593,152	4.4%
Roper Technologies, Inc.	22,800	10,720,560	4.1%
Waste Connections, Inc.	85,250	10,181,407	3.9%
Thermo Fisher Scientific, Inc.	20,000	10,089,400	3.9%
Teledyne Technologies, Inc.	23,700	9,926,271	3.8%
IDEXX Laboratories, Inc.	15,500	9,789,025	3.7%
Salesforce.com, Inc.	35,600	8,696,012	3.3%
HEICO Corp.	55,000	7,668,100	2.9%
Mettler-Toledo International, Inc.	5,300	7,342,302	2.8%
MasterCard, Inc.	20,000	7,301,800	2.8%
Sector Weightings (Unaudited)*
Common Stock Sectors
(Percentage of Common Stocks)
Bonds & Notes Sectors
(Percentage of All Bonds & Notes)
*
Excludes short-term investments, if any.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust,
a series of Value Line Funds Variable Trust
Semi-Annual Report
To Contractowners

Average Annual Total Returns (For periods ended 6/30/2021) (Unaudited)
	YTD	1 Yr	5 Yrs	10 Yrs
Value Line Strategic Asset Management Trust	5.89%	22.03%	13.58%	11.25%
60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index	8.51%	24.34%	11.80%	10.26%
S&P 500® Index	15.25%	40.79%	17.65%	14.84%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (888)-Guardian (482-7342) or visit www.guardianOnLine.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

Value Line Strategic Asset Management Trust

■ Value Line Strategic Asset Management Trust
Semi-Annual Report
To Contractowners

Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of $1,000 invested on January 1, 2021 and held for six months ended June 30, 2021.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,058.90	$4.34	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the Financial Highlights.

VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

■ Value Line Strategic Asset Management Trust
 Schedule of Investments
June 30, 2021 (Unaudited)
Shares		Value
Common Stocks 72.8%
Consumer Discretionary 4.1%
Retail 4.1%
12,000	Domino’s Pizza, Inc.	$5,597,880
75,600	TJX Companies, Inc. (The)	5,096,952
		10,694,832
Consumer Staples 4.6%
Household Products 2.2%
67,000	Church & Dwight Co., Inc.	5,709,740
Retail 2.4%
16,000	Costco Wholesale Corp.	6,330,720
		12,040,460
Financials 2.2%
Commercial Services 1.3%
8,000	S&P Global, Inc.	3,283,600
Insurance 0.9%
60,500	Arch Capital Group, Ltd.(1)	2,355,870
		5,639,470
Healthcare 15.9%
Electronics 2.8%
5,300	Mettler-Toledo International, Inc.(1)	7,342,302
Healthcare Products 12.0%
43,200	Danaher Corp.	11,593,152
15,500	IDEXX Laboratories, Inc.(1)	9,789,025
20,000	Thermo Fisher Scientific, Inc.	10,089,400
		31,471,577
Healthcare Services 1.1%
5,600	IQVIA Holdings, Inc.(1)	1,356,992
4,000	UnitedHealth Group, Inc.	1,601,760
		2,958,752
		41,772,631
Industrials 24.3%
Aerospace & Defense 8.7%
55,000	HEICO Corp.	7,668,100
23,700	Teledyne Technologies, Inc.(1)	9,926,271
8,000	TransDigm Group, Inc.(1)	5,178,320
		22,772,691
Commercial Services 4.6%
48,369	IHS Markit, Ltd.	5,449,252
193,500	Rollins, Inc.	6,617,700
		12,066,952
Shares		Value
Industrials 24.3% (Continued)
Environmental Control 3.9%
85,250	Waste Connections, Inc.	$10,181,407
Machinery Diversified 1.2%
30,300	Toro Co. (The)	3,329,364
Software 4.1%
22,800	Roper Technologies, Inc.	10,720,560
Transportation 1.8%
22,000	Union Pacific Corp.	4,838,460
		63,909,434
Information Technology 16.5%
Diversified Financial Services 2.8%
20,000	MasterCard, Inc. Class A	7,301,800
Software 13.7%
5,000	Adobe, Inc.(1)	2,928,200
17,000	ANSYS, Inc.(1)	5,900,020
25,000	Cadence Design Systems, Inc.(1)	3,420,500
10,000	Fidelity National Information Services, Inc.	1,416,700
38,000	Fiserv, Inc.(1)	4,061,820
11,000	Intuit, Inc.	5,391,870
35,600	Salesforce.com, Inc.(1)	8,696,012
7,732	ServiceNow, Inc.(1)	4,249,121
		36,064,243
		43,366,043
Materials 2.6%
Chemicals 2.1%
26,400	Ecolab, Inc.	5,437,608
Packaging & Containers 0.5%
9,500	AptarGroup, Inc.	1,337,980
		6,775,588
Real Estate 1.3%
REITS 1.3%
13,000	American Tower Corp. REIT	3,511,820
Utilities 1.3%
Electric 1.3%
48,000	NextEra Energy, Inc.	3,517,440
Total Common Stocks (Cost $56,390,553)		191,227,718

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
June 30, 2021 (Unaudited)
Principal Amount		Value
Asset-Backed Securities 0.6%
$150,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/24	$153,540
300,000	Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47%, 1/15/30(2)	318,487
230,000	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19%, 7/15/31(2)	248,192
150,000	Honda Auto Receivables Owner Trust, Series 2019-2, Class A4, 2.54%, 3/21/25	154,251
250,000	Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 5/25/33(2)	254,244
49,537	Toyota Auto Receivables Owner Trust, Series 2018-D, Class A3, 3.18%, 3/15/23	50,044
191,795	Toyota Auto Receivables Owner Trust, Series 2018-A, Class A4, 2.52%, 5/15/23	193,227
300,000	Verizon Owner Trust, Series 2019-B, Class A1A, 2.33%, 12/20/23	303,297
Total Asset-Backed Securities (Cost $1,679,235)		1,675,282
Commercial Mortgage-Backed Securities 3.1%
250,000	BANK, Series 2017-BNK8, Class A4, 3.49%, 11/15/50	277,099
150,000	BANK, Series 2021-BN34, Class A4, 2.16%, 6/15/63	151,986
336,346	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AAB, 3.37%, 10/10/47	351,092
100,000	COMM Mortgage Trust, Series 2013-CR6, Class A4, 3.10%, 3/10/46	102,594
100,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	107,124
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K728, Class A2, 3.06%, 8/25/24(3)	266,130
200,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K731, Class A2, 3.60%, 2/25/25(3)	216,421
550,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K733, Class A2, 3.75%, 8/25/25	605,405
161,755	FHLMC Multifamily Structured Pass-Through Certificates, Series K058, Class A1, 2.34%, 7/25/26	169,538
Principal Amount		Value
$400,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K058, Class A2, 2.65%, 8/25/26	$430,155
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K062, Class A2, 3.41%, 12/25/26	278,920
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K065, Class A2, 3.24%, 4/25/27	277,535
222,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K067, Class A2, 3.19%, 7/25/27	246,499
160,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K069, Class A2, 3.19%, 9/25/27(3)	177,922
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K071, Class A2, 3.29%, 11/25/27	279,573
300,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K073, Class A2, 3.35%, 1/25/28	337,236
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K089, Class A2, 3.56%, 1/25/29	287,657
194,450	FHLMC Multifamily Structured Pass-Through Certificates, Series K101, Class A1, 2.19%, 7/25/29	205,842
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.63%, 11/25/45(2)(3)	258,476
100,000	FREMF Mortgage Trust, Series 2013-K34, Class B, 3.86%, 9/25/46(2)(3)	105,785
300,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.71%, 11/25/47(2)(3)	300,702
225,000	FREMF Mortgage Trust, Series 2015-K43, Class B, 3.86%, 2/25/48(2)(3)	243,981
200,000	GNMA, Series 2013-12, Class B, 2.05%, 11/16/52(3)	203,101
21,059	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	21,199
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A4, 3.18%, 8/15/45	254,214

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
June 30, 2021 (Unaudited)
Principal Amount		Value
Commercial Mortgage-Backed Securities 3.1% (Continued)
$150,350	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4, 2.86%, 11/15/45	$153,408
183,473	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A3, 3.21%, 10/15/48	192,742
150,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A5, 3.53%, 10/15/48	163,034
200,000	Morgan Stanley Capital I Trust, Series 2019-H6, Class A4, 3.42%, 6/15/52	220,853
250,000	Morgan Stanley Capital I Trust, Series 2019-L3, Class ASB, 3.07%, 11/15/52	272,762
250,000	Morgan Stanley Capital I Trust, Series 2019-L3, Class A4, 3.13%, 11/15/52	271,518
55,530	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	55,781
100,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class ASB, 3.64%, 5/15/52	110,947
113,720	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class ASB, 3.46%, 7/15/58	119,149
298,097	Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A3, 3.41%, 9/15/58	321,949
111,934	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	112,139
Total Commercial Mortgage-Backed Securities (Cost $7,899,613)		8,150,468
Corporate Bonds & Notes 10.1%
Basic Materials 0.6%
Chemicals 0.4%
100,000	Air Products and Chemicals, Inc., Senior Unsecured Notes, 2.05%, 5/15/30	102,042
230,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	242,241
150,000	Ecolab, Inc., Senior Unsecured Notes, 1.30%, 1/30/31	141,535
100,000	FMC Corp., Senior Unsecured Notes, 3.45%, 10/1/29	108,818
57,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	60,903
125,000	LYB International Finance II B.V., Guaranteed Notes, 3.50%, 3/2/27	136,532
Principal Amount		Value
Basic Materials 0.6% (Continued)
$125,000	NOVA Chemicals Corp., Senior Unsecured Notes, 5.25%, 6/1/27(2)	$134,725
		926,796
Iron & Steel 0.1%
145,000	Steel Dynamics, Inc., Senior Unsecured Notes, 3.25%, 1/15/31	155,749
Mining 0.1%
145,000	Rio Tinto Finance USA PLC, Guaranteed Notes, 4.13%, 8/21/42(4)	177,286
170,000	Teck Resources, Ltd., Senior Unsecured Notes, 6.13%, 10/1/35	219,162
		396,448
		1,478,993
Communications 0.9%
Internet 0.2%
150,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	193,729
165,000	Expedia Group, Inc., Guaranteed Notes, 3.25%, 2/15/30(4)	172,521
175,000	Netflix, Inc., Senior Unsecured Notes, 4.88%, 4/15/28	203,219
125,000	VeriSign, Inc., Senior Unsecured Notes, 2.70%, 6/15/31	126,991
		696,460
Media 0.3%
200,000	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	226,659
200,000	Comcast Corp., Guaranteed Notes, 3.95%, 10/15/25	224,179
125,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26	142,583
125,000	Walt Disney Co. (The), Guaranteed Notes, 2.65%, 1/13/31	131,349
		724,770
Telecommunications 0.4%
228,000	AT&T, Inc., Senior Unsecured Notes, 2.55%, 12/1/33(2)	226,189
200,000	Motorola Solutions, Inc., Senior Unsecured Notes, 4.60%, 5/23/29	233,393
100,000	T-Mobile USA, Inc., Guaranteed Notes, 2.25%, 2/15/26	100,750
250,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	299,059
125,000	Vodafone Group PLC, Senior Unsecured Notes, 4.25%, 9/17/50	146,114
		1,005,505
		2,426,735

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
June 30, 2021 (Unaudited)
Principal Amount		Value
Corporate Bonds & Notes 10.1% (Continued)
Consumer, Cyclical 0.6%
Auto Manufacturers 0.2%
$100,000	American Honda Finance Corp. MTN, Senior Unsecured Notes, 1.00%, 9/10/25	$99,903
195,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.38%, 11/13/25	202,069
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	209,947
150,000	Toyota Motor Credit Corp. GMTN, Senior Unsecured Notes, 3.45%, 9/20/23	159,450
		671,369
Home Builders 0.2%
175,000	Lennar Corp., Guaranteed Notes, 4.88%, 12/15/23(4)	190,486
150,000	PulteGroup, Inc., Guaranteed Notes, 5.00%, 1/15/27(4)	175,104
100,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	112,236
		477,826
Home Furnishings 0.1%
150,000	Whirlpool Corp., Senior Unsecured Notes, 4.75%, 2/26/29	177,788
Retail 0.1%
100,000	AutoZone, Inc., Senior Unsecured Notes, 3.75%, 6/1/27	111,734
150,000	O’Reilly Automotive, Inc., Senior Unsecured Notes, 3.60%, 9/1/27	167,994
		279,728
		1,606,711
Consumer, Non-cyclical 1.9%
Agriculture 0.1%
175,000	Bunge, Ltd. Finance Corp., Guaranteed Notes, 3.25%, 8/15/26	189,131
Beverages 0.2%
125,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31(4)	153,931
125,000	Coca-Cola Femsa S.A.B. de C.V., Guaranteed Notes, 2.75%, 1/22/30	130,441
150,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48	200,710
100,000	Keurig Dr. Pepper, Inc., Guaranteed Notes, 3.20%, 5/1/30	108,203
		593,285
Biotechnology 0.1%
100,000	Amgen, Inc., Senior Unsecured Notes, 2.20%, 2/21/27	103,898
125,000	Gilead Sciences, Inc., Senior Unsecured Notes, 3.25%, 9/1/22	128,564
Principal Amount		Value
Consumer, Non-cyclical 1.9% (Continued)
$125,000	Regeneron Pharmaceuticals, Inc., Senior Unsecured Notes, 1.75%, 9/15/30	$118,574
		351,036
Commercial Services 0.2%
150,000	Global Payments, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	171,601
150,000	PayPal Holdings, Inc., Senior Unsecured Notes, 2.65%, 10/1/26	161,160
140,000	Service Corp. International, Senior Unsecured Notes, 4.00%, 5/15/31	142,894
		475,655
Food 0.2%
100,000	Conagra Brands, Inc., Senior Unsecured Notes, 1.38%, 11/1/27	97,642
175,000	Kroger Co. (The), Senior Unsecured Notes, 2.65%, 10/15/26	185,827
150,000	Sysco Corp., Guaranteed Notes, 5.65%, 4/1/25	173,825
		457,294
Healthcare Products 0.2%
250,000	Abbott Laboratories, Senior Unsecured Notes, 3.75%, 11/30/26	282,461
150,000	Boston Scientific Corp., Senior Unsecured Notes, 3.75%, 3/1/26	166,384
100,000	Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 4.13%, 3/25/25	110,908
		559,753
Healthcare Services 0.4%
150,000	Anthem, Inc., Senior Unsecured Notes, 3.35%, 12/1/24	161,850
125,000	Centene Corp., Senior Unsecured Notes, 4.63%, 12/15/29	137,471
200,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	225,600
250,000	Humana, Inc., Senior Unsecured Notes, 3.13%, 8/15/29	269,359
150,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	191,314
		985,594
Household Products 0.1%
100,000	Clorox Co. (The), Senior Unsecured Notes, 3.05%, 9/15/22	102,557
125,000	Clorox Co. (The), Senior Unsecured Notes, 1.80%, 5/15/30	122,901
		225,458
Pharmaceuticals 0.4%
150,000	AbbVie, Inc., Senior Unsecured Notes, 2.95%, 11/21/26	161,352
100,000	McKesson Corp., Senior Unsecured Notes, 0.90%, 12/3/25	98,573

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
June 30, 2021 (Unaudited)
Principal Amount		Value
Corporate Bonds & Notes 10.1% (Continued)
Consumer, Non-cyclical 1.9% (Continued)
$150,000	Merck & Co., Inc., Senior Unsecured Notes, 2.75%, 2/10/25	$159,851
140,000	Takeda Pharmaceutical Co., Ltd., Senior Unsecured Notes, 3.03%, 7/9/40	141,587
125,000	Teva Pharmaceutical Finance Netherlands III BV, Guaranteed Notes, 2.80%, 7/21/23	124,561
100,000	Utah Acquisition Sub, Inc., Guaranteed Notes, 3.95%, 6/15/26	110,200
200,000	Zoetis, Inc., Senior Unsecured Notes, 3.25%, 2/1/23	207,693
		1,003,817
		4,841,023
Energy 0.9%
Oil & Gas 0.6%
150,000	Canadian Natural Resources, Ltd., Senior Unsecured Notes, 2.05%, 7/15/25	154,171
150,000	Diamondback Energy, Inc., Guaranteed Notes, 2.88%, 12/1/24	158,430
125,000	EOG Resources, Inc., Senior Unsecured Notes, 4.38%, 4/15/30(4)	148,122
125,000	Hess Corp., Senior Unsecured Notes, 4.30%, 4/1/27	139,187
150,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25	163,416
250,000	Marathon Petroleum Corp., Senior Unsecured Notes, 5.13%, 12/15/26	294,088
125,000	Occidental Petroleum Corp., Senior Unsecured Notes, 5.50%, 12/1/25	138,023
150,000	Phillips 66, Guaranteed Notes, 1.30%, 2/15/26	149,960
100,000	Shell International Finance B.V., Guaranteed Notes, 2.38%, 11/7/29	103,824
125,000	Suncor Energy, Inc., Senior Unsecured Notes, 3.10%, 5/15/25	133,605
		1,582,826
Oil & Gas Services 0.0%
100,000	Schlumberger Finance Canada, Ltd., Guaranteed Notes, 1.40%, 9/17/25	101,143
Pipelines 0.3%
100,000	Boardwalk Pipelines L.P., Guaranteed Notes, 4.95%, 12/15/24	111,762
100,000	Kinder Morgan, Inc., Guaranteed Notes, 4.30%, 3/1/28	114,232
150,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	169,405
Principal Amount		Value
Energy 0.9% (Continued)
$150,000	Spectra Energy Partners L.P., Guaranteed Notes, 4.75%, 3/15/24	$164,639
150,000	TransCanada PipeLines, Ltd., Senior Unsecured Notes, 4.88%, 5/15/48	189,711
		749,749
		2,433,718
Financial 3.3%
Banks 1.5%
200,000	Australia & New Zealand Banking Group, Ltd., Subordinated Notes, 4.50%, 3/19/24(2)	218,836
150,000	Bank of America Corp. GMTN, Senior Unsecured Notes, 3.50%, 4/19/26	165,111
100,000	Bank of Nova Scotia (The), Senior Unsecured Notes, 2.70%, 8/3/26	107,065
200,000	Barclays PLC, Senior Unsecured Notes, 4.34%, 1/10/28	223,732
250,000	Canadian Imperial Bank of Commerce, Senior Unsecured Notes, 2.25%, 1/28/25	261,610
116,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	156,211
200,000	Citigroup, Inc., Senior Unsecured Notes, (3-month LIBOR + 0.90)%, 3.35%, 4/24/25(3)	213,126
125,000	Comerica, Inc., Senior Unsecured Notes, 4.00%, 2/1/29	143,539
100,000	Cooperatieve Rabobank UA MTN, Senior Unsecured Notes, 3.38%, 5/21/25	109,296
100,000	Fifth Third Bancorp, Senior Unsecured Notes, 3.65%, 1/25/24	107,116
100,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	145,622
125,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 3.75%, 2/25/26	138,341
175,000	HSBC Holdings PLC, Senior Unsecured Notes, 3.90%, 5/25/26	194,707
150,000	Huntington Bancshares, Inc., Senior Unsecured Notes, 2.63%, 8/6/24	158,424
150,000	ING Groep N.V., Senior Unsecured Notes, 3.95%, 3/29/27	168,876
500,000	JPMorgan Chase & Co., Senior Unsecured Notes, 3.20%, 1/25/23	522,232
100,000	KeyCorp MTN, Senior Unsecured Notes, 2.55%, 10/1/29	104,746
200,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.90%, 3/12/24	216,743

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
June 30, 2021 (Unaudited)
Principal Amount		Value
Corporate Bonds & Notes 10.1% (Continued)
Financial 3.3% (Continued)
$100,000	Morgan Stanley, Series F, Senior Unsecured Notes, 3.88%, 4/29/24	$108,775
125,000	Royal Bank of Canada GMTN, Subordinated Notes, 4.65%, 1/27/26	143,270
125,000	State Street Corp., Senior Unsecured Notes, 2.40%, 1/24/30	130,311
125,000	Truist Bank, Subordinated Notes, (5-year Treasury Constant Maturity Rate + 1.15)%, 2.64%, 9/17/29(3)	130,886
		3,868,575
Diversified Financial Services 0.6%
175,000	AerCap Ireland Capital DAC/ AerCap Global Aviation Trust, Guaranteed Notes, 1.75%, 1/30/26	172,915
150,000	Air Lease Corp., Senior Unsecured Notes, 3.63%, 4/1/27	161,103
100,000	Ally Financial, Inc., Senior Unsecured Notes, 5.13%, 9/30/24	112,666
150,000	American Express Co., Senior Unsecured Notes, 3.13%, 5/20/26	163,979
100,000	BlackRock, Inc., Senior Unsecured Notes, 2.40%, 4/30/30	104,734
125,000	Brookfield Finance, Inc., Guaranteed Notes, 2.72%, 4/15/31	128,825
150,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	163,483
100,000	ORIX Corp., Senior Unsecured Notes, 3.25%, 12/4/24	107,832
100,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	109,570
200,000	Synchrony Financial, Senior Unsecured Notes, 4.25%, 8/15/24	218,562
		1,443,669
Insurance 0.6%
100,000	Allstate Corp. (The), Senior Unsecured Notes, 1.45%, 12/15/30	95,389
100,000	Aon Corp., Guaranteed Notes, 3.75%, 5/2/29	112,628
250,000	Berkshire Hathaway, Inc., Senior Unsecured Notes, 3.75%, 8/15/21	251,074
250,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	270,519
100,000	Equitable Holdings, Inc., Senior Unsecured Notes, 4.35%, 4/20/28	114,743
125,000	Hartford Financial Services Group, Inc. (The), Senior Unsecured Notes, 2.80%, 8/19/29	131,355
175,000	PartnerRe Finance B LLC, Guaranteed Notes, 3.70%, 7/2/29	194,347
200,000	Principal Financial Group, Inc., Guaranteed Notes, 3.70%, 5/15/29	224,299
Principal Amount		Value
Financial 3.3% (Continued)
$100,000	Prudential Financial, Inc., Junior Subordinated Notes, (3-month LIBOR + 2.67)%, 5.70%, 9/15/48(3)(4)	$117,305
100,000	Willis North America, Inc., Guaranteed Notes, 2.95%, 9/15/29	105,102
		1,616,761
REITS 0.6%
150,000	American Tower Corp., Senior Unsecured Notes, 3.70%, 10/15/49	162,927
125,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	136,749
100,000	Digital Realty Trust L.P., Guaranteed Notes, 3.60%, 7/1/29(4)	111,193
200,000	Duke Realty L.P., Senior Unsecured Notes, 4.00%, 9/15/28	227,726
100,000	Equinix, Inc., Senior Unsecured Notes, 2.50%, 5/15/31	101,820
125,000	Life Storage L.P., Guaranteed Notes, 2.20%, 10/15/30	123,589
125,000	Prologis L.P., Senior Unsecured Notes, 2.25%, 4/15/30	127,809
170,000	Sabra Health Care L.P., Guaranteed Notes, 3.90%, 10/15/29	179,826
225,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	258,123
150,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	193,964
		1,623,726
		8,552,731
Industrial 0.8%
Aerospace & Defense 0.2%
200,000	L3Harris Technologies, Inc., Senior Unsecured Notes, 4.40%, 6/15/28	232,356
125,000	Teledyne Technologies, Inc., Senior Unsecured Notes, 1.60%, 4/1/26	125,339
175,000	United Technologies Corp., Senior Unsecured Notes, 4.13%, 11/16/28	201,518
		559,213
Building Materials 0.1%
115,000	Masco Corp., Senior Unsecured Notes, 2.00%, 10/1/30	112,179
125,000	Owens Corning, Senior Unsecured Notes, 3.95%, 8/15/29	141,341
100,000	Vulcan Materials Co., Senior Unsecured Notes, 3.50%, 6/1/30	110,343
		363,863
Electronics 0.1%
100,000	Agilent Technologies, Inc., Senior Unsecured Notes, 2.10%, 6/4/30	99,030
100,000	Flex, Ltd., Senior Unsecured Notes, 4.75%, 6/15/25	111,631

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
June 30, 2021 (Unaudited)
Principal Amount		Value
Corporate Bonds & Notes 10.1% (Continued)
Industrial 0.8% (Continued)
$150,000	Jabil, Inc., Senior Unsecured Notes, 1.70%, 4/15/26	$151,202
		361,863
Miscellaneous Manufacturers 0.1%
170,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	185,079
Packaging & Containers 0.1%
125,000	Ball Corp., Guaranteed Notes, 4.88%, 3/15/26	139,220
100,000	WRKCo, Inc., Guaranteed Notes, 3.90%, 6/1/28	112,997
		252,217
Transportation 0.2%
250,000	CSX Corp., Senior Unsecured Notes, 3.35%, 9/15/49	265,305
175,000	United Parcel Service, Inc., Senior Unsecured Notes, 2.50%, 9/1/29	185,781
		451,086
		2,173,321
Technology 0.6%
Computers 0.0%
100,000	HP, Inc., Senior Unsecured Notes, 3.00%, 6/17/27	107,144
Semiconductors 0.3%
100,000	Applied Materials, Inc., Senior Unsecured Notes, 1.75%, 6/1/30	99,376
175,000	KLA Corp., Senior Unsecured Notes, 4.10%, 3/15/29	202,199
125,000	Micron Technology, Inc., Senior Unsecured Notes, 2.50%, 4/24/23	129,189
125,000	NVIDIA Corp., Senior Unsecured Notes, 2.85%, 4/1/30	135,448
100,000	Xilinx, Inc., Senior Unsecured Notes, 2.38%, 6/1/30	101,758
		667,970
Software 0.3%
150,000	Citrix Systems, Inc., Senior Unsecured Notes, 4.50%, 12/1/27	170,110
100,000	Electronic Arts, Inc., Senior Unsecured Notes, 4.80%, 3/1/26	115,282
100,000	Fiserv, Inc., Senior Unsecured Notes, 3.50%, 7/1/29	110,136
100,000	Intuit, Inc., Senior Unsecured Notes, 1.65%, 7/15/30	98,249
115,000	Oracle Corp., Senior Unsecured Notes, 2.95%, 4/1/30	121,266
100,000	Roper Technologies, Inc., Senior Unsecured Notes, 2.00%, 6/30/30	98,584
150,000	salesforce.com, Inc., 2.70%, 7/15/41	151,099
		864,726
		1,639,840
Principal Amount		Value
Utilities 0.5%
Electric 0.4%
$100,000	CenterPoint Energy, Inc., Senior Unsecured Notes, 2.95%, 3/1/30	$105,160
150,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	181,130
150,000	Dominion Energy, Inc., Senior Unsecured Notes, 4.25%, 6/1/28	172,335
100,000	Eversource Energy, Series R, Senior Unsecured Notes, 1.65%, 8/15/30(4)	95,814
125,000	Georgia Power Co., Series B, Senior Unsecured Notes, 2.65%, 9/15/29	131,200
100,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	108,353
125,000	Pinnacle West Capital Corp., Senior Unsecured Notes, 1.30%, 6/15/25	125,779
125,000	Public Service Enterprise Group, Inc., Senior Unsecured Notes, 1.60%, 8/15/30	118,592
125,000	Sempra Energy, Senior Unsecured Notes, 4.00%, 2/1/48	140,314
		1,178,677
Gas 0.1%
175,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	197,209
		1,375,886
Total Corporate Bonds & Notes (Cost $25,261,827)		26,528,958
Foreign Government Obligations 0.2%
300,000	European Bank for Reconstruction & Development GMTN, Senior Unsecured Notes, 2.75%, 3/7/23	312,405
100,000	Export-Import Bank of Korea, Senior Unsecured Notes, 1.13%, 12/29/26	99,593
150,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	163,314
Total Foreign Government Obligations (Cost $551,671)		575,312
Long-Term Municipal Securities 0.9%
California 0.1%
100,000	State of California Department of Water Resources, Revenue Bonds, 1.41%, 12/1/29	98,833
100,000	University of California, Taxable General Revenue Bonds, Series AC, 4.80%, 5/15/31	116,260
		215,093

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
June 30, 2021 (Unaudited)
Principal Amount		Value
Long-Term Municipal Securities 0.9% (Continued)
Delaware 0.1%
$175,000	County of Sussex DE, General Obligation Limited, Series B, GO, 1.21%, 3/15/29	$171,284
District of Columbia 0.1%
300,000	District of Columbia Income Tax Secured Revenue Bonds, Build America Bonds, 4.91%, 12/1/23	331,637
Massachusetts 0.1%
175,000	Massachusetts School Building Authority, Refunding Revenue Bonds, Ser. B, 3.40%, 10/15/40	187,989
Michigan 0.1%
150,000	Lincoln Consolidated School District, General Obligation Limited, Series B, 4.32%, 5/1/37	168,187
New Mexico 0%
100,000	New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare, Revenue Bonds, Series B, 4.41%, 8/1/46	122,131
New York 0.1%
150,000	City of New York, Build America Bonds, General Obligation Unlimited, Series F1, 5.89%, 12/1/24	175,320
125,000	City of New York, General Obligation Limited, Series F, Subseries F3, 3.63%, 4/1/32	139,643
150,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	160,398
		475,361
North Dakota 0.1%
150,000	City of Fargo, North Dakota, Improvement Refunding Bonds, General Obligation Unlimited, Series B, 2.70%, 5/1/32	158,792
Texas 0.1%
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	276,289
150,000	Texas A&M University Board, Revenue Bonds, Series B, 3.48%, 5/15/49	162,344
		438,633
Washington 0.1%
125,000	Grant County Public Utility District No 2 Priest Rapids Hydroelectric Project, Revenue Bonds, 3.31%, 1/1/43	131,757
Total Long-Term Municipal Securities (Cost $2,269,795)		2,400,864
Principal Amount		Value
U.S. Government Agency Obligations 0.3%
$120,000	FHLB, 3.25%, 6/9/23	$126,936
250,000	FHLB, 3.25%, 3/8/24	268,895
250,000	FNMA, 2.38%, 1/19/23	258,429
Total U.S. Government Agency Obligations (Cost $622,472)		654,260
Residential Mortgage-Backed Securities 4.5%
Mortgage Securities 4.5%
43,996	FHLMC Series 4151, Class PA	45,741
46,140	FHLMC Gold PC Pool #G05447	51,531
269,025	FHLMC Gold PC Pool #G08732	284,930
53,947	FHLMC Gold PC Pool #J13885	57,656
86,652	FHLMC Gold PC Pool #J17969	91,723
116,166	FHLMC Gold PC Pool #Q23725	126,938
46,732	FHLMC Pool #A96409	50,373
143,549	FHLMC Pool #AG08748	152,618
233,497	FHLMC Pool #QB3856	236,232
179,637	FHLMC Pool #SD8023	186,091
156,478	FHLMC Pool #SD8098	158,313
1,081,312	FHLMC Pool #SD8134	1,093,987
14,043	FNMA Pool #254733	15,377
61,243	FNMA Pool #255667	67,116
52,952	FNMA Pool #890236	58,468
111,334	FNMA Pool #995245	125,874
83,140	FNMA Pool #AA7720	90,982
37,212	FNMA Pool #AB1259	42,400
129,943	FNMA Pool #AB4449	142,923
122,426	FNMA Pool #AB5472	131,958
78,650	FNMA Pool #AB6286	82,392
91,583	FNMA Pool #AB8144	103,610
26,809	FNMA Pool #AD2351	28,484
133,172	FNMA Pool #AD6374	151,854
124,300	FNMA Pool #AH4865	134,879
31,881	FNMA Pool #AH5434	34,336
67,994	FNMA Pool #AH8932	75,854
38,409	FNMA Pool #AI1019	42,869
35,953	FNMA Pool #AI1105	39,643
110,528	FNMA Pool #AI3052	118,119
57,790	FNMA Pool #AJ6932	60,830
123,559	FNMA Pool #AO2961	135,909
668,570	FNMA Pool #AP1340	722,364
236,136	FNMA Pool #AS9459	257,053
184,606	FNMA Pool #AT0969	196,028
333,873	FNMA Pool #AT8849	367,099
84,298	FNMA Pool #AU6043	89,333
132,433	FNMA Pool #AU7025	140,636
88,314	FNMA Pool #AU8070	95,458
133,279	FNMA Pool #AU8846	141,701
64,453	FNMA Pool #AY2728	67,533
36,792	FNMA Pool #AY5005	39,853
40,985	FNMA Pool #BD8211	43,903

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
June 30, 2021 (Unaudited)
Principal Amount		Value
Residential Mortgage-Backed Securities 4.5% (Continued)
Mortgage Securities 4.5% (Continued)
$312,706	FNMA Pool #CA5540	$332,006
195,006	FNMA Pool #FM5091	191,456
310,626	FNMA Pool #FM6468	330,251
27,902	FNMA Pool #MA0799	29,750
164,271	FNMA Pool #MA4077	166,190
214,171	FNMA Pool #MA4100	216,674
89,410	FNMA Pool #MA4119	90,456
896,963	FNMA Pool #MA4159	929,191
415,600	FNMA Pool #MA4222	437,975
485,307	FNMA Pool #MA4237	490,991
987,093	FNMA Pool #MA4328	999,982
45,565	GNMA	47,315
99,873	GNMA I Pool #650494	116,325
140,918	GNMA II Pool #MA1090	151,206
71,761	GNMA II Pool #MA1520	76,318
24,630	GNMA II Pool #MA2445	26,382
91,237	GNMA II Pool #MA5076	95,377
190,760	GNMA II Pool #MA7054	200,326
339,528	GNMA Pool #4016	398,786
49,137	GNMA Pool #MA1375	52,663
		11,760,591
Total Residential Mortgage-Backed Securities (Cost $11,488,500)		11,760,591
U.S. Treasury Obligations 3.9%
200,000	U.S. Treasury Bonds, 5.38%, 2/15/31	272,156
760,000	U.S. Treasury Bonds, 4.50%, 5/15/38	1,062,160
540,000	U.S. Treasury Bonds, 3.00%, 5/15/42	632,517
1,169,000	U.S. Treasury Bonds, 3.00%, 2/15/48	1,394,078
620,000	U.S. Treasury Notes, 0.50%, 3/31/25	617,070
1,800,000	U.S. Treasury Notes, 0.38%, 11/30/25	1,768,289
50,000	U.S. Treasury Notes, 2.63%, 12/31/25	54,068
350,000	U.S. Treasury Notes, 2.13%, 5/31/26	371,356
250,000	U.S. Treasury Notes, 0.63%, 3/31/27(4)	244,736
1,100,000	U.S. Treasury Notes, 0.63%, 11/30/27	1,065,496
800,000	U.S. Treasury Notes, 2.88%, 5/15/28	889,281
700,000	U.S. Treasury Notes, 2.63%, 2/15/29	768,141
125,000	U.S. Treasury Notes, 1.75%, 11/15/29	129,116
1,100,000	U.S. Treasury Notes, 1.13%, 2/15/31(4)	1,068,891
Principal Amount	Value
Total U.S. Treasury Obligations (Cost $9,952,415)	$10,337,355
Shares		Value
Short-Term Investments 3.8%
Money Market Funds 3.8%
9,346,596	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(5)	9,346,596
680,778	State Street Navigator Securities Lending Government Money Market Portfolio(6)	680,778
		10,027,374
Total Short-Term Investments (Cost $10,027,374)		10,027,374
Total Investments In Securities 100.2% (Cost $126,143,455 )		$263,338,182
Excess Of Liabilities Over Cash And Other Assets (0.2)%		(650,691)
Net Assets 100.0%		$262,687,491

(1)
Non-income producing.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
Floating or variable rate security. The rate disclosed is the rate in effect as of June 30, 2021. The information in parentheses represents the benchmark and reference rate for each relevant security and the rate adjusts based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. For securities which do not indicate a reference rate and spread in their descriptions, the interest rate adjusts periodically based on current interest rates and, for mortgage-backed securities, prepayments in the underlying pool of assets.

(4)
A portion or all of the security was held on loan. As of June 30, 2021, the market value of the securities on loan was $2,296,934.

(5)
Rate reflects 7 day yield as of June 30, 2021.

(6)
Securities with an aggregate market value of $2,296,934 were out on loan in exchange for collateral including $680,778 of cash collateral as of June 30, 2021. The collateral was invested in a cash collateral reinvestment vehicle.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Freddie Mac Multifamily.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Schedule of Investments (Continued)
June 30, 2021 (Unaudited)
The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2021 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$191,227,718	$—	$—	$191,227,718
Asset-Backed Securities	—	1,675,282	—	1,675,282
Commercial Mortgage-Backed Securities	—	8,150,468	—	8,150,468
Corporate Bonds & Notes*	—	26,528,958	—	26,528,958
Foreign Government Obligations	—	575,312	—	575,312
Long-Term Municipal Securities*	—	2,400,864	—	2,400,864
U.S. Government Agency Obligations	—	654,260	—	654,260
Residential Mortgage-Backed Securities	—	11,760,591	—	11,760,591
U.S. Treasury Obligations	—	10,337,355	—	10,337,355
Short-Term Investments	10,027,374	—	—	10,027,374
Total Investments in Securities	$201,255,092	$62,083,090	$—	$263,338,182

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Statement of Assets and Liabilities
 Statement of Operations

June 30, 2021 (unaudited)
ASSETS:
Investment in securities, at value (Cost — $126,143,455) (securities on loan, at value, $2,296,934)	$263,338,182
Dividends and interest receivable	403,762
Receivable for securities sold	140,125
Prepaid expenses	7,386
Receivable for capital shares sold	350
Receivable for securities lending income	152
Total Assets	263,889,957
LIABILITIES:
Payable upon return of securities on loan (See Note 1(J))	680,778
Payable for securities purchased	178,754
Payable for capital shares redeemed	70,966
Accrued expenses:
Advisory fee	101,358
Service and distribution plan fees	57,885
Directors’ fees and expenses	1,968
Other	110,757
Total Liabilities	1,202,466
Net Assets	$262,687,491
NET ASSETS CONSIST OF:
Shares of beneficial interest, at $0.01 par value (authorized unlimited, outstanding 10,665,073 shares)	$106,651
Additional paid-in capital	61,433,168
Distributable Earnings/(Loss)	201,147,672
Net Assets	$262,687,491
Net Asset Value Per Outstanding Share ($262,687,491 ÷ 10,665,073 shares outstanding)	$24.63
For the Six Months Ended June 30, 2021 (unaudited)
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $5,245)	$503,248
Interest	724,528
Securities lending income (Net)	1,344
Total Income	1,229,120
Expenses:
Advisory fees	608,231
Service and distribution plan fees	514,751
Custody and accounting fees	47,444
Auditing and legal fees	29,876
Fund administration fees	15,372
Directors’ fees and expenses	13,734
Printing and postage fees	10,341
Compliance and tax service fees	8,677
Insurance fees	2,769
Registration and filing fees	1,363
Other	12,369
Total Expenses Before Fees Waived (See Note 6)	1,264,927
Less: Service and Distribution Plan Fees Waived	(167,295)
Net Expenses	1,097,632
Net Investment Income/(Loss)	131,488
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments in securities	24,722,233
Foreign currency transactions	(13)
24,722,220
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments in securities	(10,012,010)
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	14,710,210
Net Increase/(Decrease) in Net Assets from Operations	$14,841,698

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (unaudited)	Year Ended December 31, 2020
Operations:
Net investment income/(loss)	$131,488	$729,033
Net realized gain/(loss) on investments and foreign currency	24,722,220	38,377,146
Change in net unrealized appreciation/(depreciation) on investments	(10,012,010)	2,596,129
Net increase/(decrease) in net assets from operations	14,841,698	41,702,308
Distributions to Shareholders from:
Distributable Earnings	—	(20,460,126)
Share Transactions:
Proceeds from sale of shares	1,658,203	1,983,567
Proceeds from reinvestment of distributions to shareholders	—	20,460,126
Cost of shares redeemed	(17,850,630)	(29,508,261)
Net increase/(decrease) in net assets from fund share transactions	(16,192,427)	(7,064,568)
Total increase/(decrease) in net assets	(1,350,729)	14,177,614
NET ASSETS:
Beginning of period	264,038,220	249,860,606
End of period	$262,687,491	$264,038,220

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:
	Six Months Ended June 30, 2021 (unaudited)	Years Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$23.26	$21.47	$18.63	$21.08	$19.76	$20.87
Income/(loss) from investment operations:
Net investment income/(loss)	0.01(1)	0.06(1)	0.11	0.14	0.14	0.12
Net gains/(losses) on securities (both realized and unrealized)	1.36	3.59	4.98	(0.03)	3.09	1.05
Total from investment operations	1.37	3.65	5.09	0.11	3.23	1.17
Less distributions:
Dividends from net investment income	—	(0.11)	(0.15)	(0.16)	(0.12)	(0.13)
Distributions from net realized gains	—	(1.75)	(2.10)	(2.40)	(1.79)	(2.15)
Total distributions	—	(1.86)	(2.25)	(2.56)	(1.91)	(2.28)
Net asset value, end of period	$24.63	$23.26	$21.47	$18.63	$21.08	$19.76
Total return*	5.89%(2)	17.98%	27.71%(3)	0.05%	16.88%	5.51%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$262,687	$264,038	$249,861	$224,458	$257,175	$254,836
Ratio of gross expenses to average net assets(4)	0.98%(5)	1.00%	1.01%	1.03%	1.02%	1.05%
Ratio of net expenses to average net assets(6)	0.85%(5)	0.87%	0.88%	0.89%	0.89%	0.92%
Ratio of net investment income/(loss) to average net assets(6)	0.10%(5)	0.29%	0.47%	0.63%	0.63%	0.54%
Portfolio turnover rate	10%(2)	17%	6%	22%	7%	10%

*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Per share amounts are calculated based on average shares outstanding during the period.

(2)
Not annualized.

(3)
The total return includes adjustments to the net asset value required by generally accepted accounting principles.

(4)
Ratio reflects expenses grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor.

(5)
Annualized.

(6)
Ratio reflects expenses net of the waiver of a portion of the service and distribution plan fees by the Distributor.

See Notes to Financial Statements.

■ Value Line Strategic Asset Management Trust
 Notes to Financial Statements

June 30, 2021 (unaudited)

1.
Significant Accounting Policies

Value Line Strategic Asset Management Trust (the “Fund”), a series of Value Line Funds Variable Trust (the “Trust”), is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Fund will attempt to achieve its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate. The Fund is part of the Value Line Family of Funds (the “Value Line Funds”), a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Fund’s valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
The Board has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

■ Value Line Strategic Asset Management Trust
 Notes to Financial Statements (Continued)

June 30, 2021 (unaudited)

(B) Fair Value Measurements: The Fund follows fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
(C) Federal Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of June 30, 2021, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). The principal value and interest payout of TIPS are periodically adjusted according to the rate of the inflation based on the Consumer Price Index. The adjustments for principal and income due to inflation are reflected in interest income in the Statement of Operations.
The Fund may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
(E) Fund Distributions: It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.

■ Value Line Strategic Asset Management Trust
 Notes to Financial Statements (Continued)

June 30, 2021 (unaudited)

(F) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Accounting for Real Estate Investment Trusts: The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.
(I) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending: Under an agreement with State Street Bank & Trust Company (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. The Fund or the borrower may terminate the loan at any time. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. The Fund is protected by State Street in the event of counter-party default (the Fund accepts a smaller rebate for this protection). Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in “Securities lending income (Net)” on the Statement of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds’ collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund may enter into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreements are allocated to the funds based on

■ Value Line Strategic Asset Management Trust
 Notes to Financial Statements (Continued)

June 30, 2021 (unaudited)

their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.
As of June 30, 2021, the Fund was not invested in joint repurchase agreements.
As of June 30, 2021, the Fund loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Value of Securities Loaned	Value of Collateral*
$2,296,934	$680,778

*
The Fund received cash collateral of $680,778, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, the Fund received non-cash collateral of $1,659,063 in the form of U.S. Government obligations, ranging from 0.625%-1.125%, maturing 3/31/27-2/15/31. The value of securities loaned is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day.

(K) Other Risks: An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and was declared a pandemic by the World Health Organization in March 2020. This coronavirus has resulted in travel restrictions, restrictions on gatherings of people (including closings of, or limitations on, dining and entertainment establishments, as well as schools and universities), closed businesses (or businesses that are restricted in their operations), closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious disease outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak cannot be determined with certainty. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and disruption to the global economy, the consequences of which are currently unpredictable. Certain of the Fund’s investments are likely to have exposure to businesses that, as a result of COVID-19, experience a slowdown or temporary suspension in business activities. These factors, as well as any restrictive measures instituted in order to prevent or control a pandemic or other public health crisis, such as the one posed by COVID-19, could have a material and adverse effect on the Fund’s investments.
(L) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.
Investment Risks

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

■ Value Line Strategic Asset Management Trust
 Notes to Financial Statements (Continued)

June 30, 2021 (unaudited)

3.
Capital Share Transactions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in capital stock were as follows:
	Six Months Ended June 30, 2021 (unaudited)	Year Ended December 31, 2020
Shares sold	70,675	93,500
Shares issued to shareholders in reinvestment of dividends and distributions	—	980,831
Shares redeemed	(758,402)	(1,361,592)
Net increase (decrease)	(687,727)	(287,261)

4.
Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments for the period ended June 30,2021, were as follows:
Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
$17,245,524	$31,308,471	$8,723,207	$5,888,855

5.
Income Taxes

At June 30, 2021, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were:
Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation) on Investments
$126,143,455	$137,533,260	$(338,533)	$137,194,727
The differences between book basis and tax basis unrealized appreciation/depreciation on investments were primarily attributed to wash sales.
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain	Other Timing Differences	Unrealized Appreciation	Capital Loss Carryforwards	Late Year Deferrals	Distributable Earnings (Loss)
$1,492,079	$37,606,693	$—	$147,207,202	$—	$—	$186,305,974
The tax composition of distributions paid to shareholders for the years ended December 31, 2020 and December 31, 2019 were as follows:
	2020	2019
Ordinary income	$1,313,664	$1,634,948
Long-term capital gain	19,146,462	23,586,995
	$20,460,126	$25,221,943

6.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

For providing advisory services to the Fund and managing the Fund’s investments for the six months ended June 30, 2021, the Adviser was paid a fee at an annual rate of 0.47% of the Fund’s average daily net assets. The investment

■ Value Line Strategic Asset Management Trust
 Notes to Financial Statements (Continued)

June 30, 2021 (unaudited)

advisory agreement between the Fund and the Adviser provides for a combined fee for both advisory services and Administrative Services (as defined in the investment advisory agreement) at an annual rate equal to 0.50% of Fund’s average daily net assets (the “Combined Rate”). The advisory fee component paid by the Fund to the Adviser for each period is calculated by subtracting the amount paid by the Fund for Administrative Services with respect to the same period from the Combined Rate. The Adviser provides (or arranges for the provision of) such Administrative Services pursuant to a separate administration agreement with the Fund. An advisory fee of $608,231 was paid or payable to the Adviser for the six months ended June 30, 2021.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the 1940 Act, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the six months ended June 30, 2021, fees amounting to $514,751, before fee waivers, were accrued under the Plan. The Distributor has contractually agreed to waive the 12b-1 fee in an amount equal to 0.13% of the Fund’s average daily net assets through June 30, 2022. The waiver cannot be terminated before June 30, 2022 without the approval of the Fund’s Board. There is no assurance that the Distributor will extend the waiver beyond June 30, 2022. For the six months ended June 30, 2021, the fees waived amounted to $167,295. The Distributor has no right to recoup previously waived amounts.
The Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets or another equitable method.

Semi-Annual Report
FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF
THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST, A SERIES OF THE
VALUE LINE FUNDS VARIABLE TRUST
The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees, including a majority of Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), of the Value Line Funds Variable Trust (the “Trust”) to annually consider the continuance of the investment advisory agreement (the “Agreement”) between EULAV Asset Management (the “Adviser”) and the Value Line Strategic Asset Management Trust (the “Fund”), a series of the Trust.
As part of the process in considering the continuance of the Agreement, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement, the Independent Trustees met in executive sessions separately from the non-Independent Trustee of the Trust and any officers of the Adviser. In considering the continuance of the Agreement, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and representatives of Broadridge Financial Solutions, Inc., an independent mutual fund board consulting service.
Both in the meeting specifically focused upon the review of the Agreement and at other meetings, the Board, including the Independent Trustees, received materials relating to the Adviser’s investment and management services under the Agreement. These materials included information regarding, among other things: (i) the Fund’s investment performance, performance-related metrics and risk-related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Broadridge Financial Solutions, Inc. utilizing the classification system of Morningstar, Inc., an independent evaluation service (together, “Broadridge/Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Broadridge/Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which were effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement. In a separate executive session, the Independent Trustees reviewed information for the Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying the Fund within a Category, Broadridge/Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Broadridge/Morningstar’s methodology with the objective to permit meaningful comparisons. Broadridge/Morningstar classified the Fund within its Allocation — 70% to 85% Equity category and also included insurance funds classified within its Allocation — 85%+ Equity category in the Fund’s custom Category to permit more robust comparisons.
In preparing a Peer Group for the Fund, Broadridge/Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying the Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. To generate a more appropriate Peer Group, Broadridge/Morningstar included insurance funds classified within its Allocation — 50% to 70% Equity category as well as insurance funds from the Fund’s native Allocation — 70% to 85% Equity category. Broadridge/

Morningstar prepared the Peer Group for the Fund consisting of 11 other retail insurance funds with similar investment style, expense structure and asset size as the Fund. The final Peer Group consists of funds that range in net assets from approximately twice-in-size to half-in-size of the Fund and includes seven funds that are larger and four funds that are smaller than the Fund.
In their executive session, the Independent Trustees also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for the Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; (d) the Fund’s potential for achieving economies of scale; and (e) potential “fall-out” benefits to the Adviser. In support of its review of the statistical information, the Board discussed with Broadridge/Morningstar the description of the methodology used by Broadridge/Morningstar to determine the Fund’s Peer Group and Category and the results of the statistical information prepared by Broadridge/Morningstar. The Board observed that there is a range of insurance companies from which persons may purchase variable insurance products as well as investment options available to prospective shareholders of the Fund, including other mutual funds underlying their variable insurance product, and that the Fund’s shareholders have chosen to invest in the Fund as well as to purchase the variable insurance product in which the Fund is an investment option from their insurance company.
The following summarizes matters considered by the Board in connection with its continuance of the Agreement. However, the Board did not identify any single factor as all-important or controlling, each Trustee may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index, including considering as appropriate their respective relative risk profiles. The Board noted that the Fund underperformed the Peer Group and Category medians and the benchmark index for the one-year period ended March 31, 2021. The Board also noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the three-year, five-year and ten-year periods ended March 31, 2021.
The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio managers responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Trustees also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs, and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without additional cost beyond amounts required to be paid under the Adviser’s charter document. The Board also considered the Adviser’s implementation of, and continued operations under, its business continuity plan in response to the COVID-19 Pandemic, including not only the Adviser’s operations but the Adviser’s oversight of other Fund service providers who also implemented and are operating under their business continuity plans. The Board concluded that the Fund’s management team and the Adviser’s overall resources (including human resources, financial capital and liquidity) were adequate, and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement, including while operating remotely under the Adviser’s business continuity plan.
Adviser’s Fee. The Board considered the Adviser’s fee rate under the Fund’s Agreement relative to the advisory fee rate applicable to the funds in the Peer Group and Category before applicable fee waivers. Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate was less than the advisory fee rate of the Peer Group and Category medians. The Board concluded that the Fund’s fee rate for compensation for the services provided and costs borne by the Adviser was satisfactory for the purpose of approving continuance of the Agreement.
Expenses. The Board also considered the Fund’s total expense ratio relative to its Peer Group and Category for the most recent fiscal year for which audited financial data is available. The Board noted that the Fund’s expense ratio was less than that of the Peer Group and Category medians before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group and Category. The Distributor and the Board agreed to extend the Distributor’s contractual waiver of a portion of the Fund’s Rule 12b-1 fees which is projected to effectively reduce the Fund’s

Rule 12b-1 fee rate from 0.40% to an amount equal to 0.27% of the Fund’s average daily net assets through June 30, 2022. The waiver cannot be changed during the contractual waiver period without the approval of the Board and the Distributor. The Board concluded that the average expense ratio was satisfactory for the purpose of approving continuance of the Agreement.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program and treasury function. The Board reviewed the services provided by the Adviser and the Distributor in supervising the Fund’s third-party service providers, including the Adviser’s recent request for proposal for transfer agency services that resulted in favorable fee concessions by the transfer agent for the Value Line fund family. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to the Fund’s shareholders.
Profitability. The Board considered the level of profitability of the Adviser and the Distributor with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during the current and prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management, sub-transfer agency and/or Rule 12b-1 fees for certain funds, the Fund’s policy prohibiting the Adviser’s use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to the Fund, including the financial results derived from the Fund’s Agreement, was within a range the Board considered reasonable.
Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with the Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.
Economies of Scale. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser. The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Fund.
Conclusion. The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which the Fund pays a fee to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Fund’s Agreement, and the Adviser’s fee rate thereunder, is fair and reasonable and voted to continue the Agreement.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Regulatory filings of Forms N-PORT are available on the SEC’s website at http://www.sec.gov.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

(b)	Not Applicable

Item 2     Code of Ethics

Not applicable.

Item 3     Audit Committee Financial Expert

Not applicable.

Item 4     Principal Accountant Fees and Services

Not applicable.

Item 5.    Audit Committee of Listed Registrants

Not Applicable.

Item 6.    Investments

Not Applicable

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.    Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.   Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.   Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	August 31, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Christopher W. Roleke
Christopher W. Roleke, Treasurer, Principal Financial Officer

Date:	August 31, 2021